UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2023

Elanco Animal Health Incorporated

(Exact name of registrant as specified in its charter)

Indiana	001-38661	82-5497352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Innovation Way Greenfield, Indiana (Address of principal executive offices)	46140 (Zip Code)

Registrant’s telephone number, including area code: (877) 352-6261

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ELAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Elanco Animal Health Incorporated Employee Stock Purchase Plan

At the annual meeting of shareholders of Elanco Animal Health Incorporated (“Elanco”) held on May 18, 2023, Elanco’s shareholders approved the Amended and Restated Elanco Animal Health Incorporated Employee Stock Purchase Plan (the “Amended and Restated ESPP”). The Amended and Restated ESPP was approved by Elanco’s Board of Directors (the “Board”) on March 31, 2023, subject to the approval of Elanco’s shareholders, and became effective with such shareholder approval on May 18, 2023.

A description of the terms of the Amended and Restated ESPP can be found in the “2023 Notice of Annual Meeting of Shareholders and Proxy Statement — Proposal No. 4: Approval of the Amended and Restated Elanco Animal Health Incorporated Employee Stock Purchase Plan” (pages 76 through 79) in Elanco’s definitive proxy statement dated April 6, 2023, and filed with the Securities and Exchange Commission on April 6, 2023 (the “Proxy Statement”), which description is incorporated by reference herein.

The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the Amended and Restated ESPP.

Amended and Restated Elanco Animal Health Incorporated 2018 Stock Plan

At the annual meeting of shareholders of Elanco, Elanco’s shareholders also approved the Amended and Restated 2018 Elanco Animal Health Incorporated Stock Plan (the “Amended and Restated 2018 Stock Plan”). The Amended and Restated 2018 Stock Plan was approved by Elanco’s Board on March 31, 2023, subject to the approval of Elanco’s shareholders, and became effective with such shareholder approval on May 18, 2023.

A description of the terms of the Amended and Restated 2018 Stock Plan can be found in the “2023 Notice of Annual Meeting of Shareholders and Proxy Statement — Proposal No. 5: Approval of the Amended and Restated Elanco Animal Health Incorporated 2018 Stock Plan” (pages 80 through 87) in the Proxy Statement, which description is incorporated by reference herein.

The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the Amended and Restated 2018 Stock Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Voting results for each matter submitted to a vote at the 2023 annual meeting are provided below.

Proposal 1. Election of Directors. All of the nominees nominated by the Board for director were elected to serve for a three-year term ending at the 2026 annual meeting of shareholders and until their respective successors are elected and qualified, by the votes set forth in the table below.

Nominee	For	Against	Abstain	Broker Non-Votes
Michael J. Harrington	259,613,361	175,243,353	944,452	13,179,219
R. David Hoover	125,220,272	309,651,471	929,423	13,179,219
Deborah T. Kochevar	164,946,577	269,918,338	936,251	13,179,219
Kirk P. McDonald	267,112,564	167,731,710	956,892	13,179,219

Proposal 2. The shareholders ratified the appointment of Ernst & Young LLP as Elanco’s independent registered public accounting firm for 2023, by the votes set forth in the table below.

For	Against	Abstain
447,693,969	524,302	762,114

Proposal 3. The shareholders approved, by non-binding vote, the compensation of Elanco’s named executive officers, by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
351,081,265	82,468,671	2,251,230	13,179,219

Proposal 4. The shareholders approved the Amended and Restated Elanco Animal Health Incorporated Employee Stock Purchase Plan, by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
434,472,778	566,174	762,214	13,179,219

Proposal 5. The shareholders approved the Amended and Restated 2018 Elanco Animal Health Incorporated Stock Plan, by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
417,966,666	17,058,140	776,360	13,179,219

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Elanco Animal Health Incorporated Employee Stock Purchase Plan (incorporated by reference to Appendix B to the Definitive Proxy Statement for the 2023 Annual Meeting of Shareholders filed with the SEC on April 6, 2023.
10.2	Amended and Restated 2018 Elanco Animal Health Incorporated Stock Plan (incorporated by reference to Appendix C to the Definitive Proxy Statement for the 2023 Annual Meeting of Shareholders filed with the SEC on April 6, 2023).
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elanco Animal Health Incorporated

Date: May 22, 2023	By:	/s/ Todd Young
Name: Todd Young
Title: Executive Vice President and Chief Financial Officer